MUNIYIELD
INSURED
FUND, INC.



FUND LOGO



Semi-Annual Report

April 30, 1999



This report, including the financial information herein, is transmitted to the shareholders of MuniYield Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.





MuniYield Insured
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MuniYield Insured Fund, Inc.



TO OUR SHAREHOLDERS

For the six months ended April 30, 1999, the Common Stock of MuniYield Insured Fund, Inc. earned $0.452 per share income dividends, which included earned and unpaid dividends of $0.070. This represents a net annualized yield of 5.89%, based on a month-end per share net asset value of $15.49. Over the same period, the total investment return on the Fund's Common Stock was +0.78%, based on a change in per share net asset value from $16.28 to $15.49, and assuming reinvestment of $0.648 per share ordinary income dividends and $0.263 per share capital gains distributions.

The average yields of the Fund's Auction Market Preferred Stock for the six-month period ended April 30, 1999 were: Series A, 3.36%;
Series B, 3.77%; Series C, 3.41%; Series D, 3.63%; Series E, 3.84%; Series F, 4.26%; and Series G, 3.76%.


The Municipal Market Environment
During the six months ended April 30, 1999, long-term bond yields generally moved higher. From November 1998 through mid-January 1999, long-term bond yields traded in a relatively narrow range. However, during February, a number of economic indicators were released that suggested that economic growth in the United States would likely remain strong throughout most of 1999. Consequently, long-term US Treasury bond yields rose more than 60 basis points (0.60%) to 5.70% by early March. During the remainder of the six-month period, US Treasury bond yields traded between 5.50% and 5.70% as the lack of inflationary pressures offset much of the concerns generated by continued strong economic growth. During most of the period, long-term, uninsured tax-exempt bond yields exhibited far less volatility and were largely stable. Also, long-term municipal bond yields rose just 5 basis points to 5.29% at the end of April 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the tax-exempt market was better able to withstand much of the upward pressure on bond yields because of its stronger technical position. While the continued positive inflationary environment limited some of the recent increases in taxable bond yields, a deteriorating supply/demand position helped push taxable bond yields significantly higher than municipal bond yields. Much of the US Treasury bond market's underperformance in recent months can be attributed to the large amounts of taxable corporate issuance. Large taxable corporate underwritings reduced the demand for US Government securities in recent months, pushing US Treasury bond yields higher.

On the other hand, the tax-exempt bond market enjoyed only limited new-issue supply. During the six months ended April 30, 1999, more than $123 billion in new long-term tax-exempt securities was underwritten, a decline of 10% compared to the same period a year ago. Municipalities issued less than $60 billion in long-term tax-exempt securities during the three months ended April 30, 1999, a decline of 25% compared to the April 30, 1998 quarter. More recently, the rate of new tax-exempt issuance has declined even further. During April 1999, just over $15 billion in long-term tax-exempt securities was marketed, a decline of over 33% compared to April 1998 levels. As municipal bond yields fell and stabilized in recent quarters, the ability of municipalities to refinance existing higher-couponed debt declined. This led to a significant decrease in refunding issuance and an overall drop in new municipal bond supply. When coupled with ongoing, moderate retail and institutional demand, the tax-exempt bond market was able to avoid much of the yield volatility exhibited by US Treasury securities.

Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggests a relatively stable interest rate environment. However, in recent years, bond yields reached their annual peaks in early May and declined for the remainder of the year. A meaningful decline in fixed-income bond yields would require either evidence of a significant slowdown in the US economy or the resumption of concerns regarding renewed shocks to the world's economic system. Currently, neither condition exists or seems likely in the immediate future. In our opinion, this suggests a continuation of the narrow trading ranges seen in recent months.


MuniYield Insured Fund, Inc.
April 30, 1999


Portfolio Strategy
During the last several months, we adopted a neutral investment strategy, since indicators pointed to a continuation of both benign inflation and healthy domestic economic growth. These favorable conditions led us to believe that long-term tax-exempt bond yields would remain trading within a somewhat narrow range. Therefore, we chose to focus on income-producing securities rather than on those issues with the potential for capital gains. We believed that coupon income could be the more significant segment for the Fund if the tax-exempt bond market performed as anticipated. Keeping shareholder income in mind, MuniYield Insured Fund, Inc. remained fully invested for most of the past several months, and we expect to maintain this position going forward.

Short-term tax-exempt yields exhibited considerable volatility in recent months. Interest rates paid to the Fund's Preferred Stock shareholders traded below 3% in December 1998, reflecting heightened investor demand at year-end. Current short-term interest rate levels reflect tax season-related pressures, which we expect to abate soon. During the six-month period ended April 30, 1999, leveraging generated a significant incremental yield to the Fund's Common Stock shareholders. Because we believe that the Federal Reserve Board's monetary policy is likely to remain in a narrow range for the remainder of the year, we expect short-term tax-exempt interest rates to remain at, or slightly below, current levels. However, should the spread between short-term and long-term interest rates narrow, the benefits of the leverage will decline and, as a result, reduce the yield to the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 3 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in MuniYield Insured Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(William R. Bock)
William R. Bock
Vice President and Portfolio Manager



June 10, 1999



After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on MuniYield Insured Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.


MuniYield Insured Fund, Inc.
April 30, 1999



THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniYield Insured Fund, Inc.
April 30, 1999



YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests, and this could hurt the Fund's investment returns.



MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 1999 were as follows:

                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    84.6%
AA/Aa                                       4.7
A/A                                         2.7
BBB/Baa                                     1.2
NR (Not Rated)                              0.7
Other++                                     6.4

[FN]
++Temporary investments in short-term municipal securities.



MuniYield Insured Fund, Inc.
April 30, 1999



PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.


AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
EDA    Economic Development Authority
GO     General Obligation Bonds
HDA    Housing Development Authority
HFA    Housing Finance Agency
IDA    Industrial Development Authority
IDR    Industrial Development Revenue Bonds
M/F    Multi-Family
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
RITR   Residual Interest Trust Receipts
S/F    Single-Family
VRDN   Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                   S&P    Moody's    Face                                                                        Value
State            Ratings  Ratings   Amount                          Issue                                      (Note 1a)
Alabama--0.6%    AAA       NR*     $ 8,425   Jefferson County, Alabama, Sewer Revenue Bonds, RIB,
                                             Series 124, 6.39% due 2/01/2036 (b)(g)                           $    8,743

Alaska--0.9%     AAA       Aaa      10,410   Alaska State Housing Finance Corporation, RITR, Series 2,
                                             7.32% due 12/01/2024 (g)                                             11,415
                 A1+       VMIG1++   1,100   Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                             (Exxon Pipeline Company Project), VRDN, Series C, 4.05% due
                                             12/01/2033 (h)                                                        1,100

Arizona--0.4%    NR*       NR*       5,000   Mohave County, Arizona, IDA, IDR (North Star Steel Company
                                             Project), AMT, 6.70% due 3/01/2020                                    5,373

California       AAA       Aaa      26,425   Alameda Corridor Transportation Authority, California,
--21.8%                                      Revenue Bonds, Senior Lien, Series A, 4.75% due 10/01/2025 (e)       24,980
                 AAA       Aaa       5,250   Anaheim, California, Public Financing Authority, Lease
                                             Revenue Bonds (Public Improvements Project), Senior Series A,
                                             6% due 9/01/2024 (d)                                                  5,999
                                             Beverly Hills, California, Public Financing Authority, Lease
                                             Revenue Refunding Bonds, Series A (e):
                 AAA       Aaa       3,000    5.125% due 6/01/2018                                                 3,047
                 AAA       Aaa       3,500    5.125% due 6/01/2019                                                 3,543
                 AAA       Aaa       3,500    5.125% due 6/01/2020                                                 3,528
                                             California HFA, Revenue Bonds, AMT:
                 AA-       Aa2       3,750    RIB, Series B-2, 9.621% due 8/01/2023 (g)                            4,275
                 AAA       Aaa       1,595    Series E, 7% due 8/01/2026 (e)                                       1,693
                                             California State, GO (a):
                 AAA       NR*      10,535    5.90% due 3/01/2005 (f)                                             11,744
                 AAA       Aaa      10,000    Refunding, 5.25% due 6/01/2021                                      10,173
                                             California State, GO, Refunding (b):
                 AAA       Aaa      13,170    4.75% due 2/01/2017                                                 12,860
                 AAA       Aaa       9,935    4.75% due 2/01/2020                                                  9,566
                                             California State Public Works Board, Lease Revenue Bonds:
                 A         A2       12,755    (California State University), Series C, 5.40% due
                                              10/01/2022                                                          13,061
                 A         Aaa       8,500    (Department of Corrections), Series A, 7% due 11/01/2004 (f)        10,010
                 AAA       Aaa      15,000   East Bay, California, Municipal Utilities District, Water
                                             System Revenue Bonds, 4.75% due 6/01/2028 (e)                        14,143
                                             Los Angeles, California, Harbor Department Revenue Bonds, AMT:
                 AAA       Aaa       4,000    RITR, Series RI-7, 7.995% due 11/01/2026 (e)(g)                      4,869
                 AAA       Aaa       6,330    Series B, 6.625% due 8/01/2019 (a)                                   6,927
                 AAA       Aaa       8,725    Series B, 6.625% due 8/01/2025 (a)                                   9,547


MuniYield Insured Fund, Inc.
April 30, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                   S&P    Moody's    Face                                                                        Value
State            Ratings  Ratings   Amount                          Issue                                      (Note 1a)
California       AAA       Aaa     $15,000   Los Angeles County, California, Metropolitan Transportation
(concluded)                                  Authority, Sales Tax Revenue Bonds (Proposition A--First
                                             Tier), Senior Series A, 6% due 7/01/2006 (e)(f)                  $   17,036
                 AAA       Aaa      15,000   Los Angeles County, California, Metropolitan Transportation
                                             Authority, Sales Tax Revenue Refunding Bonds (Proposition A--
                                             First Tier), Senior Series C, 5% due 7/01/2026 (a)                   14,715
                 AAA       NR*       9,715   Los Angeles County, California, Public Works Financing
                                             Authority, Lease Revenue Bonds, RIB, Series 114, 6.085% due
                                             12/01/2029 (a)(g)                                                     9,670
                 AAA       Aaa       5,000   Los Angeles County, California, Transportation Commission,
                                             Sales Tax Revenue Refunding Bonds, Series B, 6.50% due
                                             7/01/2015 (b)                                                         5,369
                 AAA       Aaa       2,190   Northern California Transmission Revenue Bonds (California--
                                             Oregon Transmission Project), Series A, 6.50% due
                                             5/01/2016 (e)                                                         2,387
                 AAA       Aaa       6,720   Port Oakland, California, Port Revenue Bonds, AMT, Series G,
                                             5.50% due 11/01/2017 (e)                                              6,992
                 AAA       Aaa       5,000   Roseville, California, Special Tax Refunding Bonds (Community
                                             Facilities District 1--Northwest), 4.75% due 9/01/2020 (d)            4,755
                 AAA       Aaa       3,000   Sacramento, California, Municipal Utility District, Electric
                                             Revenue Bonds, Series I, 6% due 1/01/2024 (e)                         3,243
                 AAA       Aaa      10,000   San Diego, California, Public Facilities Financing Authority,
                                             Sewer Revenue Bonds, Series A, 5.25% due 5/15/2027 (b)               10,172
                 AAA       Aaa       6,865   San Francisco, California, Bay Area Rapid Transit District,
                                             Sales Tax Revenue Bonds, 5.50% due 7/01/2020 (b)                      7,145
                                             San Francisco, California, City and County Airport Commission,
                                             International Airport Revenue Bonds, Second Series:
                 AAA       Aaa       6,000    AMT, Issue 6, 6.60% due 5/01/2024 (a)                                6,652
                 AAA       Aaa       9,500    Issue 9B, 5.25% due 5/01/2020 (b)                                    9,633
                 AAA       Aaa       5,000   San Francisco, California, City and County, COP (San Francisco
                                             Courthouse Project), 5.875% due 4/01/2021 (d)                         5,374
                 AAA       Aaa      10,000   San Francisco, California, City and County Sewer Revenue
                                             Bonds, Series A, 5.95% due 10/01/2025 (b)                            10,786
                 AAA       Aaa      21,975   San Jose, California, Redevelopment Agency, Tax Allocation
                                             Bonds (Merged Area Redevelopment Project), 4.75% due
                                             8/01/2030 (a)                                                        20,582
                                             San Jose, California, Redevelopment Agency, Tax Allocation
                                             Refunding Bonds (Merged Area Redevelopment Project) (e):
                 AAA       Aaa       6,895    5.60% due 8/01/2019                                                  7,337
                 AAA       Aaa       5,725    5.625% due 8/01/2025                                                 6,089
                                             Santa Rosa, California, Wastewater Revenue Refunding
                                             Bonds (b):
                 AAA       Aaa       3,000    Series A, 5.25% due 9/01/2016                                        3,161
                 AAA       Aaa       3,295    Series B, 6.125% due 9/01/2017                                       3,558

Colorado--1.2%                               E-470 Public Highway Authority, Colorado, Revenue Refunding
                                             Bonds, Senior Series A (e):
                 AAA       Aaa      10,000    4.75% due 9/01/2023                                                  9,475
                 AAA       Aaa       7,100    5% due 9/01/2026                                                     6,934

Connecticut      AAA       Aaa       9,695   Connecticut State, HFA, Revenue Bonds (Housing Mortgage
--1.2%                                       Finance Program), Series B, 6.75% due 11/15/2023 (e)                 10,497
                                             Connecticut State Health and Educational Facilities Authority,
                                             Revenue Refunding Bonds (f):
                 AA-       A1        5,000    (Nursing Home Program--AHF/Hartford), 7.125% due
                                              11/01/2004                                                           5,851
                 AA-       A1        1,035    (Nursing Home Program--AHF/Windsor Project), 7.125%
                                              due 11/01/2004                                                       1,211


MuniYield Insured Fund, Inc.
April 30, 1999



SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                   S&P    Moody's    Face                                                                        Value
State            Ratings  Ratings   Amount                          Issue                                      (Note 1a)
District of      AAA       Aaa     $20,100   Metropolitan Washington D.C. Airports Authority, Virginia
Columbia--1.6%                               General Airport Revenue Bonds, AMT, Series A, 6.625% due
                                             10/01/2019 (e)                                                   $   22,033

Florida--1.1%    AAA       Aaa       5,000   Manatee County, Florida, School Board, COP, 6.125% due
                                             7/01/2006 (e)(f)                                                      5,705
                 A1+       VMIG1++     200   Martin County, Florida, PCR, Refunding (Florida Power &
                                             Light Co. Project), VRDN, 4% due 9/01/2024 (h)                          200
                 AAA       Aaa      10,000   Miami-Dade County, Florida, Water and Sewer Revenue Bonds,
                                             GO, Series A, 5% due 10/01/2029 (b)                                   9,755

Georgia--0.8%    AAA       Aaa      10,000   Georgia Municipal Electric Authority, Power Revenue
                                             Refunding Bonds, Series EE, 6.40% due 1/01/2023 (a)                  11,061

Hawaii--1.8%                                 Hawaii State Airports System Revenue Bonds, AMT, Second
                                             Series (e):
                 AAA       Aaa       6,000    7% due 7/01/2018                                                     6,468
                 AAA       Aaa      17,145    6.75% due 7/01/2021                                                 18,395

Illinois--7.2%   AAA       Aaa       9,160   Chicago, Illinois, Midway Airport Revenue Bonds, AMT, Series A,
                                             6.25% due 1/01/2024 (e)                                               9,972
                 AAA       Aaa       3,870   Chicago, Illinois, O'Hare International Airport, Special Facility
                                             Revenue Bonds (International Terminal), AMT, 6.75% due
                                             1/01/2018 (e)                                                         4,188
                 AAA       Aaa      12,000   Chicago, Illinois, Public Building Commission, Mortgage
                                             Revenue Bonds, Series A, 6.50% due 1/01/2018 (e)(i)                  12,227
                 AAA       NR*       5,000   Chicago, Illinois, Sales Tax Revenue Bonds, RIB, Series 92,
                                             6.355% due 1/01/2030 (b)(g)                                           5,133
                                             Cook County, Illinois, GO (Capital Improvement), Series A (b):
                 AAA       Aaa      12,500    5% due 11/15/2023                                                   12,071
                 AAA       Aaa      24,750    5% due 11/15/2028                                                   23,754
                 A1+       VMIG1++   4,200   Illinois Development Finance Authority, Revenue Refunding
                                             Bonds (Provena Health), VRDN, Series B, 4.25% due
                                             5/01/2028 (e)(h)                                                      4,200
                                             Illinois Health Facilities Authority Revenue Bonds:
                 AAA       Aaa       3,000    Refunding (Servantcor Project), Series A, 6.375% due
                                              8/15/2006 (d)(f)                                                     3,412
                 A1+       VMIG1++  15,300    Refunding (University of Chicago Hospitals), VRDN, 4.25%
                                              due 8/01/2026 (e)(h)                                                15,300
                 NR*       VMIG1++  10,000    (Resurrection Health Care System), VRDN, 4.20% due
                                              5/01/2011 (h)                                                       10,000

Indiana--1.6%    AAA       Aaa       3,150   Hammond, Indiana, Multi-School Building Corporation, Revenue
                                             Refunding Bonds (First Mortgage), 5.75% due 1/15/2017 (e)             3,346
                 AAA       Aaa       2,500   Indiana Municipal Power Agency, Power Supply System
                                             Revenue Refunding Bonds, Series A, 5.30% due 1/01/2023 (e)            2,490
                 AAA       Aaa       2,400   Indiana State Vocational Technical College, Building Facilities
                                             Revenue Refunding Bonds (Student Fee), Series D, 6.50% due
                                             7/01/2014 (a)                                                         2,681
                 AAA       Aaa      10,000   Indianapolis, Indiana, Economic Development Revenue Bonds
                                             (Archdiocese of Indianapolis), 5.50% due 7/01/2026 (e)               10,304
                 AA        NR*       3,000   Indianapolis, Indiana, Local Public Improvement Bond Bank
                                             Revenue Bonds, Series D, 6.75% due 2/01/2020                          3,289

Iowa--0.1%       AAA       Aaa       1,300   Iowa Financing Authority, S/F Mortgage Revenue Refunding
                                             Bonds, Series F, 6.35% due 7/01/2009 (a)                              1,370

Kansas--1.9%     AAA       Aaa      20,250   Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric
                                             Company Project), 7% due 6/01/2031 (e)                               21,834
                 AAA       Aaa       5,000   Kansas State Turnpike Authority, Turnpike Revenue Refunding
                                             Bonds, 5.25% due 9/01/2017 (a)                                        5,072


MuniYield Insured Fund, Inc.
April 30, 1999



SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                   S&P    Moody's    Face                                                                        Value
State            Ratings  Ratings   Amount                          Issue                                      (Note 1a)
Louisiana--0.3%  AAA       Aa2     $ 4,500   Saint Charles Parish, Louisana, PCR (Shell Oil Company--Norco
                                             Project), VRDN, AMT, 4.25% due 9/01/2023 (h)                     $    4,500

Maryland--0.3%                               Maryland State Community Development Administration,
                                             Department of Housing and Community Development, Revenue
                                             Refunding Bonds:
                 NR*       Aa3       2,085    (M/F Housing), Series C, 6.65% due 5/15/2025 (c)(j)                  2,241
                 NR*       Aa2       1,985    (S/F Program), AMT, Second Series, 6.55% due 4/01/2026               2,126

Massachusetts                                Massachusetts State Health and Educational Facilities Authority
--3.8%                                       Revenue Bonds:
                 AAA       NR*       5,000    (Massachusettes General Hospital), Series F, 6.25% due
                                              7/01/2003 (a)(f)                                                     5,555
                 AAA       Aaa      10,000    (Northeastern University), Series E, 6.55% due 10/01/2022 (e)       10,988
                 AAA       Aaa       7,130   Massachusetts State Health and Higher Educational Facilities
                                             Authority Revenue Bonds (New England Medical Center
                                             Hospitals), Series F, 6.625% due 7/01/2025 (b)                        7,789
                 AAA       Aaa      27,030   Massachusetts State Turnpike Authority, Metropolitan Highway
                                             System, Revenue Refunding Bonds, Senior Series A, 5% due
                                             1/01/2037 (e)                                                        25,711
                 AAA       Aaa       2,985   Massachusetts State Turnpike Authority, Western Turnpike
                                             Revenue Refunding Bonds, Series A, 5.55% due 1/01/2017 (e)            3,019

Michigan--3.4%   AAA       Aaa       2,750   Caledonia, Michigan, Community Schools, GO, Refunding,
                                             6.625% due 5/01/2014 (a)                                              3,003
                 AAA       Aaa      21,750   Michigan State Strategic Fund, Limited Obligation, Revenue
                                             Refunding Bonds (Detroit Edison Company Pollution Project),
                                             6.875% due 12/01/2021 (b)                                            23,617
                                             Monroe County, Michigan, PCR (Detroit Edison Company
                                             Project), AMT (e):
                 AAA       Aaa       5,000    Series CC, 6.55% due 6/01/2024                                       5,495
                 AAA       Aaa       8,500    Series I-B, 6.55% due 9/01/2024                                      9,379
                 A1+       VMIG1++   3,700   University of Michigan, University Hospital Revenue Bonds,
                                             VRDN, Series A, 4.25% due 12/01/2027 (h)                              3,700
                 AAA       Aaa       2,750   Wayne Charter County, Michigan, Airport Revenue Bonds
                                             (Detroit Metropolitan Wayne County), AMT, Series A, 5% due
                                             12/01/2022 (e)                                                        2,650

Minnesota--1.9%  BBB+      Baa1      4,500   Minneapolis and Saint Paul, Minnesota, Housing and
                                             Redevelopment Authority, Health Care System, Revenue
                                             Refunding Bonds (Group Health Plan Inc. Project), 6.90% due
                                             10/15/2022                                                            4,808
                 AAA       Aaa       5,000   Minneapolis and Saint Paul, Minnesota, Metropolitian Airports
                                             Commission, Airport Revenue Bonds, Series A, 5% due
                                             1/01/2030 (a)                                                         4,900
                                             Minnesota State, HFA, S/F Mortgage Revenue Bonds, AMT:
                 AA+       Aa2       3,550    Series H, 6.50% due 1/01/2026                                        3,734
                 AA+       Aa2       2,680    Series L, 6.70% due 7/01/2020                                        2,846
                 AA+       NR*      10,000   Rochester, Minnesota, Health Care Facilities Revenue Bonds
                                             (Mayo Foundation), Series A, 5.50% due 11/15/2027                    10,437

Mississippi      AAA       Aaa       3,930   Mississippi Hospital Equipment and Facilities Authority,
--0.3%                                       Revenue Refunding Bonds (Mississippi Baptist Medical
                                             Center), 6.50% due 5/01/2011 (e)                                      4,389

Missouri--0.6%   AAA       Aaa       7,000   Kansas City, Missouri, Airport Revenue Bonds (General
                                             Improvement), Series B, 6.875% due 9/01/2004 (d)(f)                   8,047

Nevada--7.0%                                 Clark County, Nevada, School District, GO (f):
                 AAA       Aaa      15,000    6% due 6/15/2006 (b)                                                16,837
                 AAA       Aaa       5,000    Series A, 5.75% due 6/15/2005 (e)                                    5,502


MuniYield Insured Fund, Inc.
April 30, 1999



SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                   S&P    Moody's    Face                                                                        Value
State            Ratings  Ratings   Amount                          Issue                                      (Note 1a)
Nevada           AAA       Aaa     $ 5,000   Humboldt County, Nevada, PCR, Refunding (Sierra Pacific
(concluded)                                  Project), 6.55% due 10/01/2013 (a)                               $    5,443
                 AAA       Aaa       6,300   Nevada State, GO (Municipal Bond Bank Projects 66 & 67),
                                             Series A, 5% due 5/15/2028 (b)                                        6,121
                 AAA       Aaa      20,000   Nevada State, GO, Refunding (Municipal Bond Bank Projects
                                             65 & R-6), 4.75% due 5/15/2026 (e)                                   18,756
                 NR*       Aaa      16,775   Nevada State, RITR, Series 36, 6.57% due 11/01/2025 (b)(g)           17,918
                                             Washoe County, Nevada, Gas Facilities Revenue Bonds (Sierra
                                             Pacific Power Company), AMT:
                 AAA       Aaa      15,000    6.65% due 12/01/2017 (a)                                            16,434
                 AAA       Aaa       5,000    6.55% due 9/01/2020 (e)                                              5,461
                 AAA       Aaa       5,000   Washoe County, Nevada, Water Facility Revenue Bonds (Sierra
                                             Pacific Power Company), AMT, 6.65% due 6/01/2017 (e)                  5,495

New Jersey       AA+       Aa1       6,250   New Jersey State, GO, 5% due 2/01/2007                                6,586
--0.8%           AAA       Aaa       4,000   New Jersey State Housing and Mortgage Finance Agency Revenue
                                             Bonds (Home Buyer), AMT, Series K, 6.375% due 10/01/2026 (e)          4,279

New Mexico       AAA       A1       10,000   Farmington, New Mexico, PCR, Refunding (Southern California
--0.9%                                       Edison Company), Series A, 5.875% due 6/01/2023 (e)                  10,691
                 NR*       A         1,635   New Mexico Educational Assistance Foundation, Student Loan
                                             Revenue Refunding Bonds (Student Loan Program), AMT, First
                                             Sub-Series A-2, 6.65% due 11/01/2025                                  1,731

New York--11.7%  A1+       VMIG1++   4,000   Long Island Power Authority, New York, Electric System
                                             Revenue Bonds, VRDN, Sub-Series 7, 4.10% due 4/01/2025 (e)(h)         4,000
                 AAA       Aaa       7,000   Metropolitan Transportation Authority, New York, Commuter
                                             Facilities Revenue Bonds, Series A, 6.10% due 7/01/2006 (b)(f)        7,962
                 BBB+      Baa1     10,980   Metropolitan Transportation Authority, New York, Revenue
                                             Refunding Bonds (Transit Facilities Services Contract),
                                             Series 5, 7% due 7/01/2012                                           11,867
                 AA        Aa2      14,000   Municipal Assistance Corporation for City of New York, New York,
                                             Revenue Refunding Bonds, Series O, 5.25% due 7/01/2008               14,965
                 AAA       Aaa       6,180   New York City, New York, Educational Construction Fund
                                             Revenue Bonds, Junior Sub-Lien, 5.50% due 4/01/2026 (a)               6,450
                                             New York City, New York, Municipal Water Finance Authority,
                                             Water and Sewer System Revenue Bonds:
                 AAA       Aaa      25,830    RITR, Series FR-5, 7.095% due 6/15/2026 (e)(g)                      29,640
                 AAA       Aaa      11,500    Series A, 4.75% due 6/15/2031 (b)                                   10,695
                 AAA       Aaa       5,000   New York City, New York, Trust Cultural Resources Revenue
                                             Bonds (American Museum of Natural History), Series A, 5.65%
                                             due 4/01/2027 (e)                                                     5,294
                                             New York State Dormitory Authority Revenue Bonds:
                 AAA       Aaa      10,000    (City University System Consolidated Third), Series 1,
                                              5% due 7/01/2026 (b)                                                 9,753
                 A-        A3       10,000    (Mental Health Services Facilities), Series B, 5% due 2/15/2024      9,668
                 AAA       Aaa      10,150    Refunding (New York and Presbyterian Hospitals), 4.75% due
                                              8/01/2027 (a)(c)                                                     9,534
                 AAA       Aaa       7,000    Refunding (Pace University), 5.70% due 7/01/2022 (e)                 7,474
                 A-        A3        7,595    Refunding (State University Educational Facilities),
                                              Series B, 7% due 5/15/2016                                           8,002
                 AAA       Aaa      10,000    (State University Educational Facilities), Series A, 4.75%
                                              due 5/15/2025 (e)                                                    9,416
                 AAA       Aaa       6,000   New York State Energy Research and Development Authority,
                                             Gas Facilities Revenue Bonds, RITR, Series 9, 6.57% due
                                             1/01/2021 (e)(g)                                                      6,511
                 AAA       Aaa      13,715   New York State Urban Development Corporation Revenue
                                             Bonds (Correctional Facilities Service Contract), Series B,
                                             4.75% due 1/01/2028 (a)                                              12,877


MuniYield Insured Fund, Inc.
April 30, 1999



SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                   S&P    Moody's    Face                                                                        Value
State            Ratings  Ratings   Amount                          Issue                                      (Note 1a)
North            AAA       Aaa     $ 2,500   Grand Forks, North Dakota, Health Care Facilities Revenue
Dakota--0.5%                                 Bonds (United Hospital Obligated Group), 6.25% due
                                             12/01/2024 (e)                                                   $    2,778
                 AAA       Aaa       3,725   Grand Forks, North Dakota, Health Care System Revenue Bonds
                                             (Altru Health System Obligation Group), 5.60% due 8/15/2017 (e)       3,894

Ohio--0.2%       AAA       Aaa       2,500   Ohio State Higher Educational Facilities Commission, Mortgage
                                             Revenue Bonds (University of Dayton Project), 6.60% due
                                             12/01/2017 (b)                                                        2,803

Oregon--1.2%     AAA       Aaa      10,500   Oregon State Department of Administrative Services, Lottery
                                             Revenue Bonds (Education Projects), Series A, 5.25% due
                                             4/01/2010 (d)                                                        11,183
                 AAA       Aaa       5,000   Port Portland, Oregon, Airport Revenue Bonds (Portland
                                             International Airport), AMT, Series 11, 5.625% due 7/01/2026 (b)      5,205

Pennsylvania     A1+       P1          400   Beaver County, Pennsylvania, IDA, PCR, Refunding (Duquesne-
--1.3%                                       Mansfield), VRDN, Series B, 3.90% due 8/01/2009 (h)                     400
                 AAA       Aaa      16,000   Montgomery County, Pennsylvania, IDA, PCR, Refunding,
                                             Series B, 6.70% due 12/01/2021 (e)                                   17,285
                 A1+       NR*         200   Pennsylvania State Higher Educational Facilities Authority,
                                             Revenue Refunding Bonds (Carnegie Mellon University), VRDN,
                                             Series B, 4.20% due 11/01/2027 (h)                                      200

South            AAA       Aaa       4,850   South Carolina State Public Service Authority, Revenue
Carolina--1.2%                               Refunding Bonds, Series B, 5.875% due 1/01/2023 (b)                   5,213
                 AAA       Aaa       7,000   Spartanburg County, South Carolina, Hospital Facilities
                                             Revenue Refunding Bonds (Spartanburg General Hospital
                                             System), Series A, 6.625% due 4/15/2022 (d)                           7,616
                 NR*       NR*       4,200   Spartanburg County, South Carolina, Solid Waste Disposal
                                             Facilities Revenue Bonds (BMW Project), AMT, 7.55% due
                                             11/01/2024                                                            4,751

Tennessee--0.7%  AAA       Aaa       3,820   Johnson City, Tennessee, Health and Educational Revenue
                                             Refunding Bonds, 6.75% due 7/01/2016 (e)                              4,113
                 A+        A1        4,900   Tennessee HDA, Mortgage Finance Revenue Bonds, AMT,
                                             Series A, 6.90% due 7/01/2025                                         5,247

Texas--6.8%      AAA       Aaa       1,880   Bexar, Texas, Metropolitan Water District, Waterworks
                                             System Revenue Refunding Bonds, 6.35% due 5/01/2025 (e)               2,101
                 AAA       Aaa      11,500   Brazos River Authority, Texas, PCR, Refunding (Texas
                                             Utilities Electric Company Project), AMT, 6.50% due
                                             12/01/2027 (a)                                                       12,537
                 AAA       Aaa       3,800   Brazos River Authority, Texas, PCR (Texas Utilities Electric
                                             Company Project), AMT, Series A, 6.75% due 4/01/2022 (a)              4,133
                 AAA       Aaa       7,000   Brazos River Authority, Texas, Revenue Refunding Bonds
                                             (Houston Light and Power), Series A, 6.70% due 3/01/2017 (a)          7,611
                 A1+       VMIG1++   6,550   Gulf Coast Waste Disposal Authority, Texas, PCR, Refunding
                                             (Exxon Project), VRDN, 4.20% due 6/01/2020 (h)                        6,550
                                             Harris County, Texas, Health Facilities Development
                                             Corporation, Hospital Revenue Bonds:
                 A1+       NR*       1,500    (Methodist Hospital), VRDN, 4.25% due 12/01/2026 (h)                 1,500
                 NR*       Aaa       2,150    RITR, Series 12, 8.32% due 10/01/2024 (e)(g)                         2,688
                 A1+       NR*      30,560   Harris County, Texas, Health Facilities Development
                                             Corporation, Hospital Revenue Refunding Bonds (Methodist
                                             Hospital), VRDN, 4.25% due 12/01/2025 (h)                            30,560
                 A1+       VMIG1++   1,700   Harris County, Texas, Industrial Development Corporation,
                                             Revenue Refunding Bonds (Shell Oil Company Project),
                                             VRDN, 4% due 4/01/2027 (h)                                            1,700
                 AAA       Aaa       6,885   Houston, Texas, Airport System Revenue Bonds, Sub-Lien, AMT,
                                             Series A, 6.75% due 7/01/2021 (b)                                     7,387
                 AAA       Aaa       1,295   Houston, Texas, Water and Sewer System Revenue Bonds,
                                             Series A, 6.375% due 12/01/2022 (e)                                   1,418


MuniYield Insured Fund, Inc.
April 30, 1999



SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                   S&P    Moody's    Face                                                                        Value
State            Ratings  Ratings   Amount                          Issue                                      (Note 1a)
Texas            AAA       Aaa     $11,795   Matagorda County, Texas, Navigation District No. 1,
(concluded)                                  Revenue Refunding Bonds (Houston Light and Power Company),
                                             Series A, 6.70% due 3/01/2027 (a)                                $   12,824
                 AAA       Aaa       1,500   Sabine River Authority, Texas, PCR, Refunding (Texas
                                             Utilities Electric Company Project), 6.55% due 10/01/2022 (b)         1,643
                 NR*       VMIG1++   2,200   Southwest Texas Higher Education Authority Incorporated,
                                             Revenue Refunding Bonds (Southern Methodist University),
                                             VRDN, 4.25% due 7/01/2015 (h)                                         2,200

Utah--1.3%       A1        VMIG1++   4,000   Emery County, Utah, PCR, Refunding (Pacificorp Projects),
                                             VRDN, 4.25% due 11/01/2024 (a)(h)                                     4,000
                 AAA       Aaa       4,000   Salt Lake City, Utah, Airport Revenue Bonds, AMT, Series A,
                                             6.125% due 12/01/2022 (b)                                             4,307
                 AAA       Aaa      11,000   Weber County, Utah, Hospital Revenue Bonds (INC Health
                                             Services Inc.), 5% due 8/15/2030 (a)                                 10,498

Virginia--0.9%   AAA       Aaa       5,540   Loudoun County, Virginia, COP, 6.90% due 3/01/2019 (d)                6,237
                 AA+       Aa1       6,000   Virginia State, HDA, Commonwealth Mortgage Revenue Bonds,
                                             AMT, Series B, Sub-Series B-1, 6.375% due 7/01/2026                   6,409

Washington       AAA       Aaa       6,595   Chelan County, Washington, Public Utility District No. 001,
--10.7%                                      Consolidated Revenue Refunding Bonds (Chelan Hydro), AMT,
                                             Series B, 6.35% due 7/01/2026 (e)                                     7,316
                 AAA       Aaa       6,880   Grant County, Washington, Public Utility District No. 002,
                                             Electric Revenue Bonds, Series G, 4.75% due 1/01/2017 (e)             6,617
                 AAA       NR*      19,665   King County, Washington, GO, Refunding, RIB, Series 47,
                                             6.135% due 1/01/2034 (e)(g)                                          19,600
                 AAA       Aaa      10,000   Port Seattle, Washington, Revenue Bonds, Series A, 5.50% due
                                             10/01/2017 (b)                                                       10,433
                 AAA       Aaa      12,500   Seattle, Washington, Water System Revenue Bonds, 5% due
                                             10/01/2027 (b)                                                       11,987
                 AAA       Aaa       5,000   Snohomish County, Washington, Public Utility District No.
                                             001, Electric Revenue Bonds (Generation System), AMT,
                                             Series B, 5.80% due 1/01/2024 (e)                                     5,215
                 AAA       Aaa       7,875   Spokane, Washington, Lease Revenue Refunding Bonds
                                             (Financing--Multi-Purpose Arena Project), AMT, Series A,
                                             6.60% due 1/01/2014 (a)                                               8,492
                 AAA       Aaa       6,000   Tacoma, Washington, Refuse Utility Revenue Bonds, 7% due
                                             12/01/2004 (a)(f)                                                     7,019
                 AAA       Aaa       8,705   Tacoma, Washington, Solid Waste Utility, Revenue Refunding
                                             Bonds, Series B, 5.50% due 12/01/2019 (a)                             9,008
                 AAA       Aaa       2,000   University of Washington Alumni Association, Lease Revenue
                                             Bonds (University of Washington Medical Center--Roosevelt II),
                                             6.25% due 8/15/2012 (d)                                               2,204
                                             Washington State, GO:
                 AAA       Aaa      18,000    Series A, 4.50% due 7/01/2023 (d)                                   16,322
                 AAA       Aaa      14,860    Series C, 5% due 1/01/2022 (b)                                      14,466
                                             Washington State Health Care Facilities Authority Revenue Bonds:
                 NR*       Aaa      10,000    Refunding (Children's Hospital and Regional Medical Center),
                                              5% due 10/01/2028 (d)                                                9,555
                 AAA       Aaa       2,500    (Virginia Mason Obligation Group--Seattle), 6.30% due
                                              2/15/2017 (e)                                                        2,717
                                             Washington State Public Power Supply System, Revenue
                                             Refunding Bonds, Series A:
                 AA        Aaa      13,095    (Nuclear Project Number 1), 6.25% due 7/01/2017 (e)                 14,182
                 AAA       Aaa       4,800    (Nuclear Project Number 3), 5.25% due 7/01/2016 (d)                  4,887


MuniYield Insured Fund, Inc.
April 30, 1999



SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
                   S&P    Moody's    Face                                                                        Value
State            Ratings  Ratings   Amount                          Issue                                      (Note 1a)
West             AAA       Aaa     $ 4,425   Harrison County, West Virginia, County Commission for Solid
Virginia--0.3%                               Waste Disposal Revenue Bonds (Monongahela Power), AMT,
                                             Series C, 6.75% due 8/01/2024 (a)                                $    4,965

Wisconsin--2.0%  AA        Aa        1,910   Wisconsin Housing and EDA, Home Ownership Revenue
                                             Refunding Bonds, AMT, Series B, 6.75% due 9/01/2025                   2,029
                                             Wisconsin Public Power Inc., Power Supply System Revenue
                                             Bonds, Series A (e):
                 AAA       Aaa       5,000    6% due 7/01/2015                                                     5,453
                 AAA       Aaa      13,685    5.75% due 7/01/2023                                                 14,493
                                             Wisconsin State Health and Educational Facilities Authority,
                                             Revenue Refunding Bonds (Wheaton-Franciscan Services) (e):
                 AAA       Aaa       3,955    6.50% due 8/15/2011                                                  4,238
                 AAA       Aaa       2,000    6% due 8/15/2015                                                     2,115


Total Investments (Cost--$1,331,248)--100.3%                                                                   1,404,080

Liabilities in Excess of Other Assets--(0.3%)                                                                     (4,247)
                                                                                                              ----------
Net Assets--100.0%                                                                                            $1,399,833
                                                                                                              ==========


(a)AMBAC Insured.
(b)FGIC Insured.
(c)FHA Insured.
(d)FSA Insured.
(e)MBIAInsured.
(f)Prerefunded.
(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
(h)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
(i)Escrowed to maturity.
(j)GNMA Collateralized.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.


MuniYield Insured Fund, Inc.
April 30, 1999


FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1999
Assets:             Investments, at value (identified cost--$1,331,248,337) (Note 1a)                     $1,404,080,083
                    Cash                                                                                           7,689
                    Receivables:
                      Interest                                                           $   23,274,384
                      Securities sold                                                         3,578,315       26,852,699
                                                                                         --------------
                    Prepaid expenses and other assets                                                             43,195
                                                                                                          --------------
                    Total assets                                                                           1,430,983,666
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                   29,437,478
                      Dividends to shareholders (Note 1e)                                     1,026,663
                      Investment adviser (Note 2)                                               615,546       31,079,687
                                                                                         --------------
                    Accrued expenses and other liabilities                                                        70,629
                                                                                                          --------------
                    Total liabilities                                                                         31,150,316
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,399,833,350
                                                                                                          ==============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (17,600 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                             $  440,000,000
                      Common Stock, par value $.10 per share (61,945,880 shares
                      issued and outstanding)                                            $    6,194,588
                    Paid-in capital in excess of par                                        867,524,336
                    Undistributed investment income--net                                     15,483,693
                    Accumulated realized capital losses on investments--net                  (2,201,013)
                    Unrealized appreciation on investments--net                              72,831,746
                                                                                         --------------
                    Total--Equivalent to $15.49 net asset value per share of
                    Common Stock (market price--$15.125)                                                     959,833,350
                                                                                                          --------------
                    Total capital                                                                         $1,399,833,350
                                                                                                          ==============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


MuniYield Insured Fund, Inc.
April 30, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                          April 30, 1999
Investment Income   Interest and amortization of premium and discount earned                              $   38,996,279
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                    $    3,532,986
                    Commission fees (Note 4)                                                    553,362
                    Transfer agent fees                                                         100,964
                    Accounting services (Note 2)                                                 84,091
                    Professional fees                                                            53,237
                    Custodian fees                                                               38,967
                    Directors' fees and expenses                                                 37,313
                    Listing fees                                                                 26,123
                    Printing and shareholder reports                                             21,648
                    Pricing fees                                                                 11,929
                    Other                                                                        28,360
                                                                                         --------------
                    Total expenses                                                                             4,488,980
                                                                                                          --------------
                    Investment income--net                                                                    34,507,299
                                                                                                          --------------

Realized &          Realized gain on investments--net                                                          9,202,749
Unrealized Gain     Change in unrealized appreciation on investments--net                                    (27,778,104)
(Loss) on                                                                                                 --------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                  $   15,931,944
(Notes 1b,                                                                                                ==============
1d & 3):

                    See Notes to Financial Statements.


MuniYield Insured Fund, Inc.
April 30, 1999


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                          For the Six        For the
                                                                                          Months Ended      Year Ended
                                                                                           April 30,       October 31,
Increase (Decrease) in Net Assets:                                                            1999             1998
Operations:         Investment income--net                                               $   34,507,299   $   70,139,798
                    Realized gain on investments--net                                         9,202,749       33,595,958
                    Change in unrealized appreciation on investments--net                   (27,778,104)       4,414,381
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                     15,931,944      108,150,137
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (28,686,236)     (53,785,988)
Shareholders          Preferred Stock                                                        (4,477,704)     (12,641,142)
(Note 1e):          Realized gain on investments--net:
                      Common Stock                                                          (27,410,773)      (9,753,911)
                      Preferred Stock                                                        (3,725,272)      (4,763,788)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (64,299,985)     (80,944,829)
                                                                                         --------------   --------------

Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions        reinvestment of dividends and distributions                               9,382,082               --
(Note 4):                                                                                --------------   --------------

Net Assets:         Total increase (decrease) in net assets                                 (38,985,959)      27,205,308
                    Beginning of period                                                   1,438,819,309    1,411,614,001
                                                                                         --------------   --------------
                    End of period*                                                       $1,399,833,350   $1,438,819,309
                                                                                         ==============   ==============

                   *Undistributed investment income--net                                 $   15,483,693   $   14,140,334
                                                                                         ==============   ==============

                    See Notes to Financial Statements.


MuniYield Insured Fund, Inc.
April 30, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived            For the Six
from information provided in the financial statements.               Months Ended
                                                                      April 30,       For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  1999      1998      1997      1996       1995
Per Share           Net asset value, beginning of period              $  16.28   $  15.84  $  15.52  $  15.46   $  13.85
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .55       1.15      1.15      1.18       1.20
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.30)       .62       .54       .15       1.66
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .25       1.77      1.69      1.33       2.86
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.46)      (.88)     (.92)     (.91)      (.92)
                      Realized gain on investments--net                   (.45)      (.16)     (.15)     (.09)        --++
                      In excess of realized gain on
                      investments--net                                      --         --        --        --       (.04)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.91)     (1.04)    (1.07)    (1.00)      (.96)
                                                                      --------   --------  --------  --------   --------
                    Capital charge resulting from the issuance
                    of Common Stock                                         --         --      (.01)       --         --
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                            (.07)      (.21)     (.25)     (.24)      (.28)
                        Realized gain on investments--net                 (.06)      (.08)     (.04)     (.03)        --++
                        In excess of realized gain on
                    investments--net                                        --         --        --        --       (.01)
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.13)      (.29)     (.29)     (.27)      (.29)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  15.49   $  16.28  $  15.84  $  15.52   $  15.46
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $ 15.125   $  16.00  $14.8125  $  14.00   $ 13.625
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                       .13%+++  15.55%    13.92%    10.30%     26.09%
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                    .78%+++   9.95%     9.89%     7.76%     20.09%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .63%*      .63%      .63%      .64%       .65%
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Investment income--net                               4.88%*     4.94%     5.17%     5.22%      5.55%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end
Data:               of period (in thousands)                          $959,833   $998,819  $971,614  $701,473   $698,512
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                    $440,000   $440,000  $440,000  $320,000   $320,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  48.92%    112.78%    98.91%   100.49%     59.71%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,181   $  3,270  $  3,208  $  3,192   $  3,183
                                                                      ========   ========  ========  ========   ========

Dividends           Series A--Investment income--net                  $    302   $    676  $    808  $    832   $  1,043
Per Share on                                                          ========   ========  ========  ========   ========
Preferred Stock     Series B--Investment income--net                  $    223   $    737  $    813  $    835   $  1,043
Outstanding:                                                          ========   ========  ========  ========   ========
                    Series C--Investment income--net                  $    309   $    673  $    812  $    841   $  1,042
                                                                      ========   ========  ========  ========   ========
                    Series D--Investment income--net                  $    207   $    728  $    789  $    865   $    950
                                                                      ========   ========  ========  ========   ========
                    Series E--Investment income--net                  $    230   $    726  $    797  $    842   $    933
                                                                      ========   ========  ========  ========   ========
                    Series F--Investment income--net                  $    278   $    750  $    706        --         --
                                                                      ========   ========  ========  ========   ========
                    Series G--Investment income--net                  $    250   $    728  $    675        --         --
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Does not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Amount is less than $.01 per share.
                ++++The Fund's Preferred Stock was issued on May 22, 1992 (Series A,
                    B, C, D and E) and January 27, 1997 (Series F and G).
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


MuniYield Insured Fund, Inc.
April 30, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results of the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.


MuniYield Insured Fund, Inc.
April 30, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1999 were $664,716,945 and $728,442,847, respectively.

Net realized gains for the six months ended April 30, 1999 and net unrealized gains as of April 30, 1999 were as follows:


                                   Realized       Unrealized
                                     Gains          Gains

Long-term investments             $ 9,202,749   $ 72,831,746
                                  -----------   ------------
Total                             $ 9,202,749   $ 72,831,746
                                  ===========   ============


As of April 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $72,831,746, of which $77,239,981 related to appreciated securities and $4,408,235 related to depreciated securities. The aggregate cost of investments at April 30, 1999 for Federal income tax purposes was $1,331,248,337.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 1999 increased by 594,744 as a result of dividend reinvestment and during the year ended October 31, 1998 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 1999 were as follows: Series A, 3.15%; Series B, 3.15%; Series C, 3.15%; Series D, 3.00%; Series E, 3.43%; Series F, 3.40%; and
Series G, 3.55%.

Shares issued and outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $162,551 as commissions.

5. Subsequent Event:
On May 6, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.070293 per share, payable on May 27, 1999 to shareholders of record as of May 21, 1999.


MuniYield Insured Fund, Inc.
April 30, 1999


OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary


Gerald M. Richard, Treasurer of Muni Yield Insured Fund, Inc. has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard well in his retirement.


Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


Transfer Agents
Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
IBJ Whitehall Bank & Trust Company
One State Street
New York, NY 10004


NYSE Symbol
MYI